                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - January 6, 1997

Dear shareholders,
   We are at peace, the economy is growing slowly, interest rates are low but creeping up and the Presidential election is over.
   Many market pundits have been wringing their hands, worrying over inflation which has not yet arrived. As an economic cycle matures, it is normal for productivity growth to slow and unit labor costs to accelerate. Several forces have delayed inflationary momentum. Economists recognize their inability to measure productivity in the growing service sector which employs most of our workers. Most recent investment in computers has been directed to this area where hard to measure productivity gains have taken place. Budget cutting by European governments has resulted in low demand for our products by Europeans. This force in European policy should continue for the next two to three years, as they strive to meet the mandate of the Maastricht Treaty.
   The Japanese have been heavy buyers of U.S. Treasury bonds and own an estimated one quarter of those outstanding. Japan's appetite for U.S.
Treasury securities has remained high because their own interest rates are so low. We do not doubt they will continue to help finance our federal government's budget deficit, since they have little choice while they run a trade surplus with the United States.
   Partly due to the market's outlook for interest rates, financial stocks performed well over the last year. This contributed to much of the Fund's positive performance during fiscal 1996. Our 30,000 share position in Wells Fargo(1) advanced in value from $6,307,500 to $8,538,750. American Express(1) and Federal National Mortgage(1) shares held appreciated 22.9% and 50.7%, respectively. A star growth performer during the year deserving mention was Coca Cola(1), increasing in value by 35%. These gains were partially offset by lower prices for Taubman Centers, Readers Digest Association, Dun and Bradstreet, Jostens, and Comcast.
   As always our economy faces problems as well as opportunities. We remain vigilant in searching out opportunities for our investors.

                                            Very truly yours,
                                            /s/ Donald H. Baxter
                                            Donald H. Baxter
                                            President

Comparison of the change in value of $10,000 investment in the Philadelphia Fund and the Standard and Poor's 500 Index*

The printed report shows a line graph with the following points.
              PHILADELPHIA   S&P
              FUND           INDEX
 5/01/87**    $10,000        $10,000
11/30/87      $ 8,423        $ 8,137
11/30/88      $10,006        $10,032
11/30/89      $13,726        $13,124
11/30/90      $11,921        $12,664
11/30/91      $12,361        $15,238
11/30/92      $15,074        $18,049
11/30/93      $17,849        $19,868
11/30/94      $16,569        $20,079
11/30/95      $20,972        $27,495
11/30/96      $24,337        $35,164

     Average Annual Total Returns as of 11/30/96
                         1 YEAR   5 YEARS  Since 5/1/87**
                         --------------------------------
N.A.V. Only              16.04%   14.51%   9.73%
S.E.C. Standardized      16.04%   14.51%   8.71%

           Past performance is not predictive of future performance.

(1) Wells Fargo, American Express, Federal National Mortgage, and Coca Cola represented 8.8%, 5.4%, 6.8% and 10.0% of the Fund's total net asset value on 11/30/96, respectively.

 * The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

** Mr. Donald H. Baxter became the Fund's portfolio manager on May 1, 1987.
   Previous periods during which the Fund was advised by another investment advisor are not shown.

                           PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 1996

Shares                                                               Value
-------                                                           -----------
                            COMMON STOCKS - 84.8%
                                BANKS - 20.8%
 18,306  NationsBank Corp......................................   $ 1,896,959
 80,000  National City Corp....................................     3,710,000
155,000  PNC Bank Corp.........................................     6,122,500
 30,000  Wells Fargo & Co. ....................................     8,538,750
                                                                   ----------
                                                                   20,268,209
                                                                   ----------
                              BEVERAGES - 10.0%
190,000  Coca Cola Co.........................................      9,713,750
                                                                   ----------
                            COMMUNICATIONS - 9.0%
  8,216  Bell Atlantic Corp. .................................        516,581
140,000  Comcast Corp. Class "A"..............................      2,327,500


140,000  Comcast Corp. Special Class "A"......................      2,345,000
 68,000  SBC Communications Inc. .............................      3,578,500
                                                                   ----------
                                                                    8,767,581
                                                                   ----------
                               DEFENSE - 6.4%
 85,000  General Dynamics Corp................................      6,268,750


                                                                   ----------
                             ENTERTAINMENT - .4%
 15,000 *Tele-Communications Liberty Media Group Ser. A.......        375,000
                                                                   ----------
                              ENVIRONMENTAL 1.1%
 40,000  Browning Ferris......................................      1,075,000
                                                                   ----------
                         FINANCIAL SERVICES - 12.2%
100,000  American Express Co..................................      5,225,000
160,000  Federal National Mortgage Association ...............      6,600,000
                                                                   ----------
                                                                   11,825,000
                                                                   ----------
                              INSURANCE - 9.4%
 52,500  American International Group Inc.....................      6,037,500
 15,000  Commerce Group, Inc..................................        360,000
 50,000  Conseco, Inc.........................................      2,793,750
                                                                   ----------
                                                                    9,191,250
                                                                   ----------
                                METALS - .5%
 54,216 *Tung Ho Steel Enterprises Corp.......................        515,049
                                                                   ----------

Shares                                                               Value
-------                                                            ----------
                           PHARMACEUTICALS - 4.0%
 60,000  American Home Products Corp..........................    $ 3,855,000
                                                                   ----------
                              PUBLISHING - 2.3%
 20,000  Time Warner Inc......................................        815,000
  4,000  Washington Post Co. Cl B.............................      1,392,000
                                                                   ----------
                                                                    2,207,000
                                                                   ----------
                      REAL ESTATE INVESTMENT TRUSTS 1.6%
 60,000  Franchise Financial Corp. of Amer. ..................      1,522,500
                                                                   ----------
                      SPECIALIZED CONSUMER GOODS - 2.4%
110,500  Jostens Inc..........................................      2,348,125
                                                                   ----------
                               TOBACCO - 4.7%
140,000  UST Inc. ............................................      4,567,500
                                                                   ----------

         Total Value of Common Stocks (cost $49,910,615)......     82,499,714
                                                                   ----------

Principal
  Amount
---------
                     U.S. GOVERNMENT OBLIGATIONS - 7.6%
$5,000M  U.S. Treasury Bond, 13 3/4% due 08/15/04
         (cost $6,662,265)....................................      7,354,685
                                                                   ----------
                      SHORT-TERM CORPORATE NOTES - 7.0%
 3,000M  Chevron Oil 5.27% due 12/12/96.......................      3,000,000
 3,900M  GE Capital Corp 5.26% due 12/05/96  .................      3,900,000
                                                                   ----------
         Total Value of Short-Term Corporate Notes
         (cost $6,900,000) ...................................      6,900,000
                                                                   ----------

         Total Value of Investments (cost $63,472,880)... 99.4%    96,754,399
         Other Assets, Less Liabilities..................   .6        545,916
                                                         ------    ----------
         Net Assets......................................100.0%   $97,300,315
                                                         ======    ==========

* Non-income producing security

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1996

ASSETS
      Investments in securities, at value
        (identified cost $63,472,880) (Note 1A).....             $96,754,399
      Cash..........................................                 362,116
      Dividends and interest receivables............                 283,683
      Other assets..................................                  11,905
                                                                 ------------
         TOTAL ASSETS...............................              97,412,103


LIABILITIES
      Accrued advisory and administrative fees......$   81,076
      Other accrued expenses........................    30,712
                                                    ----------
         TOTAL LIABILITIES..........................                 111,788
                                                                 ------------
NET ASSETS..........................................             $97,300,315
                                                                 ============
NET ASSETS CONSIST OF:
      Capital paid in...............................             $63,249,209
      Undistributed net investment income ..........                 415,693
      Accumulated net realized gain on investments..                 353,894
      Net unrealized appreciation in value of
        investments.................................              33,281,519
                                                                 ------------
         TOTAL......................................             $97,300,315
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($97,300,315 / 12,161,782 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                   $8.00
                                                                       =====

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 1996

INVESTMENT INCOME
  Income:
      Dividends.............................    $1,565,004
      Interest..............................    $1,399,527
                                                ----------
            TOTAL INCOME....................                  $ 2,964,531

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       685,222
      Distribution plan expenses ...........       238,663
      Administrative fee ...................       228,408
      Director fees and expenses............        55,712
      Professional fees.....................        55,268
      Fund accounting expense...............        43,952
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        36,899
      Custodian fees........................        24,871
      Insurance.............................        18,858
      Registration fees.....................         9,962
      Reports and notices to shareholder....         7,958
      Other expenses........................        19,493
                                                ----------
        TOTAL EXPENSES......................     1,425,266
        Less: Custodian fees paid indirectly         3,103
                                                ----------
               NET EXPENSES ................                    1,422,163
                                                               ----------
        INVESTMENT INCOME-NET...............                    1,542,368

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Notes 3):
      Net realized gain on investments......       357,495
      Net unrealized appreciation of
        investments.........................    11,824,732
                                                ----------
        Net gain on investments.............                   12,182,227
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $13,724,595
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 1996 AND 1995

                                                      1996           1995
                                                   -----------    -----------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income............................. $ 1,542,368    $ 1,597,026
Net realized gain on investments..................     357,495      9,292,398
Net unrealized appreciation of investments........  11,824,732      9,387,056
                                                   -----------    -----------
     Net increase in net assets resulting from
       operations.................................  13,724,595     20,276,480


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................  (1,732,280)    (1,280,825)
Net realized gain on investments..................  (9,295,047)    (  330,486)

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets resulting from
  capital share transactions (Note 2).............   2,498,689     (6,786,135)
                                                   -----------    -----------
     Net increase in net assets...................   5,195,957     11,879,034

NET ASSETS
Beginning of year.................................  92,104,358     80,225,324
                                                   -----------    -----------
End of year (including undistributed net
  investment income of $415,693 and $605,605,
  respectively.................................... $97,300,315    $92,104,358
                                                   ===========    ===========

                       See notes to financial statements

                           PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on November 29, 1996. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    D. Other - the Fund distributes its net investment income quarterly and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 1996 there were 12,161,782 shares outstanding. Transactions in capital stock were as follows:


                               1996                     1995
                      -----------------------  ----------------------
                        Shares       Amount      Shares      Amount
                      ----------  -----------  ---------   ----------

Capital stock sold....    62,070  $   449,151      54,667  $   373,567
Capital stock issued
in reinvestment of
distributions ........ 1,322,459    9,413,721     219,149    1,467,768
Capital stock
redeemed..............(1,009,161)  (7,364,183) (1,244,257)  (8,627,470)
                      ----------- ------------ ----------- ------------
   Net increase
   (decrease)..          375,368  $ 2,498,689    (970,441) $(6,786,135)
                      =========== ============ =========== ============

                           PHILADELPHIA FUND, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 1996, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $14,776,155 and $10,328,801 respectively. There were no purchases or sales of long-term United States Government obligations during 1996.

    At November 30, 1996, the cost of investments for Federal income tax purposes was $63,472,880. Accumulated net unrealized appreciation on investments was $33,281,519 consisting of $33,540,470 gross unrealized appreciation and $258,951 gross unrealized depreciation.


4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment Advisor and the Administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    Pursuant to California regulations, BFC has agreed to reimburse the Fund if and to the extent that the Fund's aggregate operating expenses (exclusive of interest, taxes, brokerage commissions, distribution plan expenses and extraordinary expenses) exceed any limitation on expenses applicable to the Fund in California. The reimbursement is limited to the yearly total of the advisory and administrative fees. For the year ended November 30, 1996, no reimbursement was required.

    During the year ended November 30, 1996, directors of the Fund who are not affiliated with BFC received directors fees aggregating $39,600. Thomas J. Flaherty a director and former officer of the Fund receives a monthly pension from the Fund which amounted to $12,500 for the year ended November 30, 1996.

    The Fund's Custodian has provided credits in the amount of $3,103 against custodian charges based on the uninvested cash balances of the Fund.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .50% of the Fund's average net assets calculated monthly.

                            PHILADELPHIA FUND, INC.

    A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which includes advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions or problems regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund Shareholders with similar services.

    The remainder of the fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.


6. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the fiscal year. A distribution of $.065 a share, consisting of $.03 from realized gains and $.035 from ordinary income was declared on December 9, 1996. The distribution is payable on December 27, 1996 to the shareholders of record on December 23, 1996.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

PER SHARE DATA                                                  Year  Ended  November  30,
--------------                         ---------------------------------------------------------------------------------------
                                        1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year...  $7.81    $6.29    $7.52    $6.52    $5.41    $5.34    $7.23    $5.51    $6.38    $9.23
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................   0.13     0.14     0.13     0.13     0.09     0.10     0.17     0.15     0.08     0.14
Net Realized & Unrealized
  Gains (Loss) on Investments........   0.99     1.51    (0.61)    1.05     1.09     0.10    (0.99)    1.84     0.92    (0.48)
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total From Investment Operations.....   1.12     1.65    (0.48)    1.18     1.18     0.20    (0.82)    1.99     1.00    (0.34)
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income................   0.14     0.10     0.13     0.10     0.07     0.13     0.18     0.11     0.10     0.16
Net Realized Gains...................   0.79     0.03     0.62     0.08     ---      ---      0.89     0.16     1.77     2.35
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions..................   0.93     0.13     0.75     0.18     0.07     0.13     1.07     0.27     1.87     2.51
                                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, End of Year.........  $8.00    $7.81    $6.29    $7.52    $6.52    $5.41    $5.34    $7.23    $5.51    $6.38
                                       ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

TOTAL RETURN (%).....................  16.04    26.58    (7.17)   18.41    21.94     3.69   (13.14)   37.17    18.79    (5.65)
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)..................... $97,300  $92,104  $80,225  $94,282  $85,782  $81,758  $87,410  $110,182 $91,333  $89,009


Ratio to Average Net Assets:
  Expenses (%).......................   1.56     1.62     1.67     1.60     1.79     1.61     1.19     0.95     0.90     0.87
  Net Investment Income (%)..........   1.69     1.86     1.89     1.81     1.37     1.73     2.95     2.02     1.50     1.83


Portfolio Turnover Rate (%)..........     14       59       28       24       39       49       43        9       16      152
Average commission rate*............. $.1366      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

*Average commission rate (per share of security) as required by amended discloser requirements effective September 1, 1995.

                       See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at November 30, 1996, and the results of its operations, changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.

                                            TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
December 16, 1996 (Except for Note 6 as
to which the date is December 24, 1996)

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON
ROBERT A. UTTING


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561)395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A.
P.O. Box 640110
Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
24 West Carver Street
Location #00150
Huntington, NY 11743


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
TAIT, WELLER & BAKER, Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                             ANNUAL
            (561) 395-2155                                REPORT

                                                    November 30, 1996

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. Its is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.